Nuveen Floating Rate Income Fund Announces the Preliminary Results of Rights Offering

NEW YORK, February 20, 2025 –Nuveen Floating Rate Income Fund (NYSE: JFR) (the “Fund”) today announced the preliminary results of its transferable rights offering (the “Offer”) which expired at 5:00 p.m., Eastern time, on February 19, 2025 (the “Expiration Date”). The Offer entitled the rights holders to subscribe for an aggregate of up to an additional 26,911,238 common shares of the Fund (“Common Shares”). The subscription price for the Common Shares to be issued was $8.20 per Common Share, which was equal to 90% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on the Expiration Date. The gross proceeds of the Offer are expected to be approximately $220.7 million (including oversubscription requests and notices of guaranteed delivery).

The Offer was over-subscribed; however, the Fund will not exercise the secondary over-subscription privilege. The available primary over-subscription shares will be allocated pro-rata among those fully exercising record date shareholders who over-subscribed based on the number of rights originally issued to them by the Fund. The Fund will return to those investors that submitted over-subscription requests the full amount of their excess payments.

The Common Shares subscribed for are expected to be issued on or about February 25, 2025, after completion of the pro-rata allocation of Common Shares in respect of the primary over-subscription privilege and receipt of all shareholder payments. The final subscription price is lower than the original estimated subscription price. Accordingly, any excess payments will be returned to subscribing rights holders as soon as practicable, in accordance with the prospectus supplement filed with the Securities and Exchange Commission on January 10, 2025.

This document is not an offer to sell any securities and is not soliciting an offer to buy any securities in any jurisdiction where the offer or sale is not permitted. This document is not an offering, which can only be made by a prospectus. Investors should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. The Fund’s prospectus supplement and accompanying prospectus contain this and additional information about the Fund and additional information about the Offer, and should be read carefully before investing. To obtain the Fund’s prospectus supplement and accompanying prospectus, please contact the Fund’s information agent:

Georgeson LLC:
833-880-3673

Nuveen is a leading sponsor of closed-end funds (CEFs) with $53 billion in assets under management across 45 CEFs as of 31 December 2024. The funds offer exposure to a broad range of asset classes and are designed for income-focused investors seeking regular distributions. Nuveen has more than 35 years of experience managing CEFs.

For more information, please visit Nuveen’s CEF homepage www.nuveen.com/closed-end-funds or contact:

Financial Professionals:
800-752-8700

Investors:
800-257-8787

Media:
media-inquiries@nuveen.com

About Nuveen

Nuveen, the investment manager of TIAA, offers a comprehensive range of outcome-focused investment solutions designed to secure the long-term financial goals of institutional and individual investors. Nuveen has $1.3 trillion in assets under management as of 31 December 2024 and operations in 27 countries. Its investment specialists offer deep expertise across a comprehensive range of traditional and alternative investments through a wide array of vehicles and customized strategies. For more information, please visit www.nuveen.com.

Nuveen Securities, LLC, member FINRA and SIPC.

The information contained on the Nuveen website is not a part of this press release.

Certain statements made in this release are forward-looking statements. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements due to numerous factors. These include, but are not limited to:

●     market developments;

●     legal and regulatory developments; and

●     other additional risks and uncertainties.

You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Nuveen and the closed-end funds managed by Nuveen and its affiliates undertake no responsibility to update publicly or revise any forward-looking statements.

The annual and semi-annual reports and other regulatory filings of Nuveen closed-end funds with the Securities and Exchange Commission (“SEC”) are accessible on the SEC’s web site at www.sec.gov and on Nuveen’s website at www.nuveen.com/cef and may discuss the above-mentioned or other factors that affect Nuveen closed-end funds.

4256973-0228

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